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                                                                      EXHIBIT 10

                                AMENDMENT NO. 4


          This Amendment No. 4 ("Amendment No. 4") to the Limited Liability Company Agreement of Accord Contract Services LLC dated August 8, 1996 (the "Agreement") is made and entered into and effective as of March 31, 1997 (the "Amendment No. 4 Effective Date") by and between Wyle Electronics, a California corporation ("WYLE") and Marshall Industries, a California corporation ("MARSHALL").

          WHEREAS, WYLE AND MARSHALL wish to amend the terms of the Agreement.

          NOW THEREFORE, the parties agree as follows:

          1. WYLE and MARSHALL hereby agree that the "Associated Agreement Negotiation Period" (as defined in Section 2.5 of the Agreement) has been extended indefinitely unless fixed by mutual agreement of the parties with respect to the agreements previously referred to in the Agreement as: (i) the Systems License; and (ii) the Sublease Agreement; provided, however, that either party may unilaterally set the expiration date of the "Associated Agreement Negotiation Period" which expiration date shall be no less than 120 days from such party's written notice to the other party.

          2. Except as expressly set forth in Amendment No. 4 all other terms of the Agreement shall remain in full force and effect.

          3. This Amendment No. 4 may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

          4. This Amendment No. 4 may be executed and delivered by facsimile and, upon such execution and delivery, shall have the same force and effect as an originally executed instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be executed and delivered by their duly authorized representatives as of the date first above written.

     MARSHALL INDUSTRIES,                     WYLE ELECTRONICS,
     a California corporation                 a California corporation


By: /s/ HENRY W. CHIN                        By: /s/ R. VAN NESS HOLLAND, JR.
    -----------------------                      ----------------------------
    Henry W. Chin                                R. Van Ness Holland, Jr.
    Vice President and                           Executive Vice President -
    Chief Financial Officer                      Finance and Treasurer,
                                                  Chief Financial Officer